SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to section 13 or 15(d)
                     Of the Securities Exchange Act of 1934


                                 April 19, 2002
                Date of Report (Date of earliest event reported)



                        DIAMOND ENTERTAINMENT CORPORATION
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     0-17953
                            (Commission file number)

              New Jersey                               22-2748019
    (State or other jurisdiction of         (I.R.S. employer identification
     incorporation or organization)                       number)




         800 Tucker Lane, Walnut, California                  91789
         (Address of principal executive offices)           (Zip Code)

       Registrant's Telephone number, including area code: (909) 839-1989

ITEM 5.   OTHER EVENTS

            JUDGMENT INCLUDING SENTENCE. As disclosed in previous 10-K for the fiscal year ended 3-31-2001, filed with Securities and Exchange Commission on June 29, 2001, Mr. James Lu entered a plea and cooperation agreement with the Office of the United States Attorney for the Eastern District of New York. The agreement involved Mr. Lu pleading guilty to one count of Conspiracy to Launder Money and one count of violation of the Travel Act. The conduct for which Mr. Lu pled guilty had no relationship to the Company's business or his activities as an officer of the Company. Mr. Lu was sentenced on March 8, 2002, by Judge John Gleeson, for a term of One year and One day imprisonment commencing April 19, 2002. On April 18, 2002, Mr. Lu received his corrected written sentencing document from his attorney. During the time of Mr. Lu's incarceration, he will not be able to attend to the management of the business and he will be on a Leave of Absence.


ITEM 7 (C)  EXHIBITS.

           The following exhibit is filed as part of this report in accordance with the provision of Item 601 of Regulation S-B:


EXHIBIT           NAME OF EXHIBIT
-----------      ---------------------------
99.1             JUDGMENT INCLUDING SENTENCE
                 United States District Court, Eastern District of New York

                 (Certain personal information has not been included but will be provided to the Securities and Exchange Commission on request.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 19, 2002            Diamond Entertainment Corporation

                                 BY  /S/ JAMES K. T. LU
                                 ----------------------------------------------
                                 James K. T. Lu, President, Co-Chief
                                 Executive Officer, and Director



                                 BY  /S/ FRED U. ODAKA
                                 ----------------------------------------------
                                 Fred U. Odaka,  Chief Financial Officer,
                                 Principal Financial Officer and Principal
                                 Accounting Officer








                                       3